4 th Quarter and Full Year 2011 Earnings Report Exhibit 99.1 February 28, 2012

Forward-Looking Statements
This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Fourth Quarter earnings conference call held on February 28, 2012.  The following information contains forward-
looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events.  These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors”
in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any
other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, and (ii)
those set forth under “Risk Factors” in the CVR Partners, LP annual report on form 10-K, quarterly report on form 10-Q  and any other filings CVR Partners, LP makes with the Securities and Exchange Commission. CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Fourth Quarter Full Year
(In millions, except for EPS/Distributions)
Q4 2011 Q4 2010 Percent 2011 2010 Percent
Adjusted EBITDA
(1)
$     80.5 $     55.8 +     44% $   692.0 $   192.0 +   260%
Adjusted Fully Diluted
EPS
(2)
$     0.34 $     0.16 +   113% $     3.94 $     0.47 +   738%
CVR Partners Adjusted
EBITDA
(3)
$     48.4 $       7.5 +   545% $   162.6 $     52.6 +   209%
CVR Partners Distributions
$   0.588 N/A N/A $   1.567 N/A N/A
Note: Adjusted EBITDA for the fourth quarter and full year 2011 excludes turnaround expense of $54m and $66m, respectively
(1) Non-GAAP reconciliation on slide 27
(2) Non-GAAP reconciliation on slide 28
(3) Non-GAAP reconciliation on slide 30
Consolidated Results

• Strong earnings and cash flow from both segments
• Completion of first phase turnaround in Coffeyville
($54m spent in Q4)
• Completed acquisition of Gary Williams, 70,000 bpd, 9.3
Nelson complexity
• Set a record for gathered barrels of 37,500+ bpd in one
month in 2011, now gathering 40,000+ bpd
• Improved Balance Sheet
– Consolidated cash ending balance of $388m after close of
Wynnewood transaction
– $237m of cash at CVR Partners
• UAN quarterly distribution of $0.588 paid on 2/14/2012
• Corporate rating upgrade to Ba3 from B1

Fourth Quarter Highlights

Market Outlook
• Brent – WTI and Canadian crude differentials
recently widened significantly
• Crack spreads remain well above historic levels
• Inventory in group expected to normalize by
end of first quarter
• Fertilizer pricing strong versus historical norms

• Coffeyville Post Turnaround
• Coffeyville set to run nameplate capacity
until next turnaround
• Turnaround-related excess inventory to be
monetized by end of second quarter
Operational Highlights
• Wynnewood Operational Improvements
• Following temporary downtime in January,
crude throughputs currently at 70k bpd
• Realizing unit yield improvements in excess
of plan
• Replacing WTS crude with lower cost
Canadian light sours
Current Outlook

(1) As of 2/22/2012
2010 2011 Q4 2011 Current
Average Differential
$    0.77    $   15.89 $   15.07 $   16.62
($5)
$0
$5
$10
$15
$20
$25
$30
$35
$40
Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12
NYMEX 2-1-1 Crack Brent-WTI  Differential
NYMEX 2-1- 1 Crack & Brent - WTI Differential (1)
Market Environment - Petroleum

NYMEX 211 Crack, $/Bbl
1998
1999
1997
2001
2002
2000
2003
2004
2005
2009
2006
2007
2010
2008
2011

Crack Spread vs. Historical Norm
$0
$5
$10
$15
$20
$25
$30
$35
$0 $20 $40 $60 $80 $100 $120
NYMEX CL, $/Bbl
NYMEX 2-1-1 Crack vs NYMEX Crude Oil
Yearly Averages 1997 to 2011
Yrly Avgs Yrly Avgs Trendline 2012 Daily
Note: The trendline does not include 2011

Hedged barrels in millions
Hedged crack spread ($/bbl)

(1) As of 2/17/2012
2.9
4.5
3.9
2.9
2.0
1.0
1.0 1.0
$23.87
$25.85
$23.19
$20.45
$24.13
$24.56
$23.41
$21.86
$0
$5
$10
$15
$20
$25
$30
0.0
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13
Base Level 11/28/2011 As of 12/31/2011 As of 1/31/2012
As of 2/17/2012 Hedged Crack Spread
0.5
Volume Hedged
(1)
Crack Spread Hedging

$800
$700
$600
$500
$400
$300
$200
$100
$0
$ US / TON
$303
$282
$312
$317
$491
$564
$574
$568
$606
$132
$167
$205
$168
$171
$207
$300
$294
$344
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Ammonia
UAN
Urea
CVRP Plant Gate Pricing - Ammonia
CVRP Plant Gate Pricing - UAN

9 UAN, Ammonia & Urea Prices Market Environment - Fertilizer Source: Green Markets

Financial Financial

Fourth Quarter Full Year
(In millions, except for EPS/EPU)
Q4 2011 Q4 2010 2011 2010
Net earnings attributable to
CVR stockholders
$         65.9 $             2.3 $         345.8 $         14.3
Earnings per diluted share $         0.76 $           0.03 $           3.94 $         0.16
EBITDA $       140.0 $           47.0 $         696.2 $       165.1
Adjusted EBITDA
(1)
$         80.5 $           55.8 $         692.0 $       192.0
Adjusted Fully diluted EPS
(2)
$         0.34 $           0.16 $           3.94 $         0.47
CVR Partners Distributions $       0.588 N/A $         1.567 N/A

Note: Adjusted EBITDA for the fourth quarter and full year 2011 excludes turnaround expense of $54m and $66m, respectively
(1) Non-GAAP reconciliation on slide 27
(2) Non-GAAP reconciliation on slide 28
Financial Results

(In millions except for
barrels sold data)
Q4 2011 Q3 2011 Q4 2010
Net Sales $       979.5 $ 1,284.4 $     1,109.6
Operating Income $         (3.3)     $     179.8 $         60.4
Adjusted EBITDA $         47.6 $     232.0 $         51.1
Segment SG&A $         11.1 $         8.6 $         16.1
Crude Oil Throughput
(barrels per day)
93,705 112,885 116,361
Barrels Sold
(barrels per day)
89,953 114,061 135,478
Refining margin
(per crude oil throughput
barrel) (1)
$       11.05 $     27.55 $         9.54
Direct Operating Expenses
(per Barrel of Crude
Throughput)
$       12.03 $       5.25 $         3.57
Dir. Op. Ex. (per Barrel of
Crude Throughput) Less:
Turnaround Cost
$         5.74 $       4.48 $         3.51

Note: Adjusted EBITDA for the fourth quarter 2011 excludes turnaround expense of $54m, and fourth quarter 2011 financial data includes 16 days of Wynnewood operations
(1)    Adjusted for FIFO impact
$(3.3)
$34.3
$65.4
$27.5
$8.4
($20)
$0
$20
$40
$60
$80
$100
$120
Q4 2010
Oper.
Inc.
Refining
Margin
Other
(D&A,
FIFO,
SG&A)
Volume Direct
Oper.
Cost
Q4 2011
Oper.
Inc.
Operating Earnings Bridge
$60.4
Petroleum Segment – Fourth Quarter

(In millions except for
barrels sold data)
FY 2011 FY 2010
Net Sales $         4,751.8 $          3,903.8
Operating Income $            465.7 $             104.6
Adjusted EBITDA $            580.9 $             154.7
Segment SG&A $             42.0
Crude Oil Throughput (barrels per
day)
103,702 113,365
Barrels Sold
(barrels per day)
106,397 127,142
Refining margin
(per crude oil throughput barrel) (1)
$            21.12 $               8.07
Direct Operating Expenses (per
Barrel of Crude Throughput)
$              6.54 $               3.70
Dir. Op. Ex. (per Barrel of Crude
Throughput) Less: Turnaround
Cost
$              4.79

Note: Adjusted EBITDA for the full year 2011 excludes turnaround expense of $66m, and 2011 financial data includes 16 days of Wynnewood operations
(1)    Adjusted for FIFO impact
$465.7
$54.5
$94.6
$520.0
$104.6
$0
$100
$200
$300
$400
$500
$600
$700
2010 Refining
Margin
Volume Direct
Oper.
Cost
Other
(D&A,
FIFO,
SG&A)
2011
Operating Earnings Bridge
$9.8
Petroleum Segment – Full Year
$              41.7
$               3.67

(in millions except for tons
sold data)
Q4 2011 Q3 2011 Q4 2010
Net Sales $         87.6 $         77.2 $         39.4
Operating Income $         42.6 $         37.5 $         (9.7)
Adjusted EBITDA $         48.4 $         43.3 $           7.5
Segment SG&A $           4.6 $           4.5 $         11.9
Ammonia Sales (000 tons) 29.3 22.6 49.4
UAN Sales (000 tons) 184.6 179.2 73.8
Ammonia ASP (per ton) $          606 $          568 $          491
UAN ASP (per ton) $          334 $          294 $          171
Pet Coke Cost (per ton) $            42 $            43 $              8
On-stream Factors (1) :
Gasification
Ammonia
UAN

(1) Adjusted for Linde outage
97.6%
97.1%
94.1% 97.0%
98.6%
99.2% 96.5%
95.3%
99.4%
Nitrogen Fertilizer Segment – Fourth
Quarter
$42.6
$18.4
$(7.7)
$29.8
$4.9
$7.0
$(9.7)
($20)
($10)
$0
$10
$20
$30
$40
$50
Q4 2010
Oper.
Inc.
Aver.
Selling
Price
COGS Volume
/ Mix
Direct
Oper.
Cost
Other
(D&A,
SG&A)
Q4 2011
Oper.
Inc.
Operating Earnings Bridge

(in millions except for tons sold
data)
FY 2011 FY 2010
Net Sales $         302.9 $         180.5
Operating Income $         136.2 $           20.4
Adjusted EBITDA $         162.6 $           52.6
Segment SG&A $           22.2 $           20.6
Ammonia Sales (000 tons) 112.8 164.7
UAN Sales (000 tons) 709.3 580.7
Ammonia ASP (per ton) $            579 $            361
UAN ASP (per ton) $            284 $            179
Pet Coke Cost (per ton) $              33 $              17
On-stream Factors (1) :
Gasification 99.2% 97.6%
Ammonia 98.0% 96.8%
UAN 95.7% 96.1%

(1) Adjusted for Linde outage
$136.2
$99.2
$(8.2)
$23.2
$0.2
$(1.4)
$20.4
$0
$20
$40
$60
$80
$100
$120
$140
$160
2010
Oper.
Inc.
Aver.
Selling
Price
COGS Volume
/ Mix
Direct
Oper.
Cost
Other
(D&A,
SG&A)
2011
Oper.
Inc.
Operating Earnings Bridge
Nitrogen Fertilizer Segment – Full Year

Capital Summary
Refinery
turnaround
years

$0
$100
$200
$300
2010 2011 2012
Nitrogen
Petroleum
Capital Spend Summary
($ in millions) 2010 2011 Estimated 2012
Petroleum
Discretionary $          1.6 $         18.1 $          24.7
Non-Discretionary
(1)
18.2 50.5 139.9
Other 2.5 1.8 1.7
Total Petroleum $        22.3 $         70.4 $        166.3
Nitrogen (CVR Partners)
Discretionary
(2)
$          1.2 $         12.9 $        100.1
Non-Discretionary 8.9 6.2 9.7
Other - 1.7 2.2
Total Nitrogen (CVR Partners) $        10.1 $         20.8 $        112.0
Total Spending $        32.4 $         91.2 $        278.3
Note: The company expenses its turnarounds, turnaround expense for 2011 is $66m and forecasted to be $32m in 2012 for Coffeyville and $85m for Wynnewood
(1) Increase of approximately $30m in 2011 vs. 2010 due to sustaining maintenance capital needs associated with turnaround
(2) Increase in 2011 and 2012 due to work performed on the UAN expansion project. Project expected to complete by Q1 2013

D&A

NI
Cash
$200
$379
$90
$630
$586
$49
$99
$176
$388
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2010 Cash, NI &
D&A
IPO & Net Debt
Issuance
Gary Williams
Acquisition
AP, AR, SBC,
Prepaids &
Other
Cap Ex & Debt
Payments
Inventory 2011 Cash
Cash Flow Waterfall – 2010 to 2011

$600
$500
$400
$300
$200
$100
$0
470.3
486.9
454.4
276.9
475.5
2007
2008
2009
2010
2011

▪					
▪

Financial Metrics 2007 2008 2009 2010 2011 Debt to Capital 54% 46% 43% 41% 40% Debt to Adj. EBITDA 2.8 2.2 2.4 2.5 1.3 18 Consolidated Net Debt ($ in millions) Debt Metrics

Appendix

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below,  which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP.  The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods.  The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii)
presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.

Non-GAAP Financial Measures

EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP;
however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company.  Adjusted EBITDA by operating segment results from operating income by segment adjusted for items that the company believes are needed in order to evaluate results in a more comparative analysis from period to period.  Additional adjustments to EBITDA include major scheduled turnaround expense, the impact of the Company’s use of accounting for its inventory under first-in, first-out (FIFO), net realized gains/losses on derivative activities, share-based compensation expense, loss on extinguishment of debt, and other income (expense).  Adjusted EBITDA is not a recognized term under GAAP and should not be substituted for operating income or net income as a measure of performance but should be utilized as a supplemental measure of financial performance in evaluating our business.
First-in, first-out (FIFO): The Company’s basis for determining inventory value on a GAAP basis.
Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.  The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

Non-GAAP Financial Measures

Refining margin : Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization).
Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refinery’s performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold (exclusive of depreciation and amortization)) are taken directly from our Condensed
Statement of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin and refining margin per crude oil throughput barrel is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Non-GAAP Financial Measures

Refining margin per crude oil throughput barrel adjusted for FIFO : Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts.
Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refinery’s performance as a general indication of the amount above our cost of product sold
(taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure

Non-GAAP Financial Measures

Nitrogen Fertilizer Segment
($ per ton)
Fourth Quarter Full Year
Q4 2011 Q4 2010 2011 2010
UAN / Ton (Sales)
$       334 $       171
$           284 $            179
Ammonia / Ton (Sales)
606 491
579 361
Pet Coke / Ton (Cost of Sales)
$         42 $         8
$             33 $              17
Petroleum Segment
($ per crude oil  throughput barrel)
Fourth Quarter Full Year
Q4 2011 Q4 2010 2011 2010
NYMEX 2-1-1 $         23.49 $         11.01 $            26.33 $          10.07
Purchased crude discount 1.92 4.12 3.95 3.31
Group 3 basis 0.05 (0.65) 0.44 (0.06)
Liquid Volume yield loss (5.34) (4.65) (5.50) (4.07)
Yield structure difference
(1)
(7.05) (1.90) (4.22) (2.23)
Other cost of product sold
(2)
(1.62) (0.27) (1.25) (0.35)
Other (0.40) 1.88 1.37 1.40
Refining margin (adj. for FIFO impact) $          11.05 $           9.54 $           21.12 $           8.07
2011 financials do not include 16 days of Wynnewood operations
(1) Impact of our refinery producing other products in addition to gasoline and distillate.
(2) Includes cost such as RINS, sulfur credits, ethanol, transportation, hydrogen.

Note:
CVI Performance

Financials
($ in millions)
Full Year
2007 2008 2009 2010 2011
Cash
$        30.5 $          8.9 $        36.9 $       200.0 $          388.3
Long Term Debt
500.8 495.9 491.3 476.9 853.9
Net Debt
470.3 486.9 454.4 276.9 475.5
CVR Stockholder’s
Equity
432.7 579.5 653.8 689.6 1,151.6
Adjusted EBITDA
(1)(2)
$      139.0 $      218.1 $        206.8 $       192.0 $          692.0
Note: 2011 includes debt related to acquisition of Gary Williams but only 16 days of EBITDA contribution
(1) Adjusted for FIFO, turnaround expense, SBC, financing costs and gains/losses on derivatives, asset dispositions, loss on extinguishment of debt, Gary Williams
(2) Non-GAAP reconciliation on slide 26

Capital Structure
acquisition and integration costs, and bridge loan expenses

Financials
($ in millions)
Full Year
2007 2008 2009 2010 2011
Consolidated net income (loss) attributable to CVR Energy $     (67.6) $     163.9 $       69.4 $       14.3 $    345.8
Interest expense, net of interest income 60.0 37.6 42.5 48.1 55.3
Depreciation and amortization 68.4 82.2 84.9 86.8 90.3
Income tax expense (benefit) (88.5) 63.9 29.2 13.8 209.5
EBITDA adjustments included in NCI - - - - (5.3)
FIFO impact (favorable) unfavorable (69.9) 102.5 (67.9) (31.7) (25.6)
Goodwill impairment - 42.8 - - -
Unrealized (gain)/loss on all derivatives 113.5 (247.9) 37.8 (0.6) (85.3)
Share-based compensation 44.1 (42.5) 8.8 37.2 27.2
Loss on disposal of fixed asset 1.3 2.3 - 2.7 2.5
Loss on extinguishment of debt 1.3 10.0 2.1 16.6 2.1
Major scheduled turnaround 76.4 3.3 - 4.8 66.4
Expenses related to Gary Williams acquisition - - - - 9.1
Adjusted EBITDA $     139.0 $     218.1 $     206.8 $     192.0 $    692.0

Consolidated
Non-GAAP Financial Measures

Financials
($ in millions)
Fourth Quarter Full Year
12/31/2011 12/31/2010 12/31/2011 12/31/2010
Consolidated net income (loss) attributable to
CVR Energy
$       65.9 $          2.3 $   345.8 $          14.3
Interest expense, net of interest income 14.7 13.1 55.3 48.1
Depreciation and amortization 24.2 22.0 90.3 86.8
Income tax expense (benefit) 37.1 9.0 209.5 13.8
EBITDA adjustments included in NCI (1.9) - (5.3) -
FIFO impact (favorable) unfavorable (31.7)
Unrealized (gain)/loss on all derivatives (92.1) 2.9 (85.3) (0.6)
Share-based compensation 3.5 28.9 27.2 37.2
Loss on disposal of fixed asset 1.0   1.4   2.5 2.7
Loss on extinguishment of debt - 1.6   2.1 16.6
Major scheduled turnaround 54.1 4.2 66.4 4.8
Expenses related to Gary Williams acquisition 9.1 - 9.1 -
Adjusted EBITDA $        80.5 $    55.8 $    692.0 $       192.0

Consolidated
Non-GAAP Financial Measures
(29.6)
(35.1) (25.6)

Financials
(1)
($ in millions)
Fourth Quarter Full Year
12/31/2011 12/31/2010 12/31/2011 12/31/2010
Consolidated net income (loss) attributable to
CVR Energy
65.9 2.3 345.8 14.3
FIFO impact (favorable) unfavorable (21.3) (17.8) (15.5) (19.1)
Share-based compensation 2.1 23.4 18.6 30.1
Loss on extinguishment of debt - 1.0 1.3 10.0
Loss on disposition of assets 0.6 0.8   1.5 1.6
Major scheduled turnaround 32.8 2.5 40.2 2.9
Unrealized (gain)/loss on derivatives (55.8) 1.8 (51.7) 1.3
Expenses associated with the acquisition of
Gary-Williams
5.2 - 5.5 -
Adjusted Net Income 29.5 14.0 345.7 41.1
Adjusted Net Income per diluted share 0.34 0.16 3.94 0.47

(1) All adjustments net of tax
Consolidated
Non-GAAP Financial Measures
$
$
$ $
$
$
$ $
$
$ $
$

Financials
($ in millions)
Quarter Year Ended
12/31/2011 09/30/2011 12/31/2010 12/31/2011 12/31/2010
Operating income
$    (3.3) $    183.5 $    60.4 $    465.7 $   104.6
FIFO impact (favorable), unfavorable
(35.1) 4.1 (29.6) (25.6) (31.7)
Share-based compensation
0.7 0.5 9.1 8.7 11.5
Loss on disposal of fixed assets
1.0 1.5 - 2.5 1.3
Major scheduled turnaround expense
54.1 1.1 0.7 66.4 1.2
Realized gain (loss) on derivatives, net
11.1 0.5 (6.4) (7.2) 0.7
Depreciation and amortization
19.0 17.0 16.9 69.9 66.4
Other income (expense)
0.1 0.2 - 0.5 0.7
Adjusted EBITDA
$    47.6 $    208.4 $    51.1 $     580.9 $   154.7

Petroleum
Non-GAAP Financial Measures

Financials
($ in millions)
Quarter Full Year
12/31/2011 9/30/2011 12/31/2010 12/31/2011 12/31/2010
Operating income
$    42.6 $   37.5 $    (9.7) $    136.2 $    20.4
Depreciation and amortization
4.9 4.7 4.6 18.9 18.5
Other income (expense)
- 0.2 - 0.2 (0.2)
Share-based compensation
0.9 0.9 7.7 7.3 9.0
Loss on disposition of assets
- - 1.4 - 1.4
Major scheduled turnaround expense
- - 3.5 - 3.5
Adjusted EBITDA
$    48.4 $    43.3 $    7.5 $  162.6 $    52.6

Fertilizer
Non-GAAP Financial Measures